MERRILL LYNCH FEDERAL SECURITIES TRUST

                        Supplement dated April 18, 2000
 to Prospectus and Statement of Additional Information dated December 27, 1999


     As of the date of this supplement, the Trust has changed its name to the Merrill Lynch U.S. Government Mortgage Fund.

     As a result of the name change, the Trust will normally invest at least 65% of its total assets in GNMA mortgage backed certificates and other U.S. Government securities representing ownership interest in mortgage pools.



Code # 10259-1299ALL